UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2026

T1 Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41903	93-3205861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1211 E 4th St.

Austin, Texas 78702

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 409-599-5706

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 21, 2026, T1 Energy Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3ASR (File No. 333-292857) (the “Registration Statement”). On August 7, 2026, the Company filed a prospectus supplement pursuant to the Registration Statement covering the resale of shares of its common stock, par value $0.01 per share (the “common stock”), by Evervolt Green Energy Holding Pte, Ltd., a private company limited by shares organized under the laws of Singapore (“Evervolt”). The shares of common stock registered for resale pursuant to the prospectus supplement consist of 13,615,979 shares of common stock that were issued to Evervolt as a portion of the consideration for the purchase by the Company of certain intellectual property and proprietary rights from Evervolt pursuant to an intellectual property purchase agreement, dated July 28, 2026, between the Company and Evervolt.

The filing of the prospectus supplement is not itself a sale of securities by Evervolt and does not necessarily mean that Evervolt will choose to sell any shares of common stock. If any shares of common stock are sold by Evervolt, the Company would not receive any proceeds from that sale. No securities will be issued or sold by the Company pursuant to the prospectus supplement.

The Company is filing this current report to provide the legal opinion as to the validity of the shares of common stock covered by the prospectus supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are provided as part of this report:

Exhibit No.	Description
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

T1 Energy Inc.

By:	/s/ Joseph Evan Calio
	Name:	Joseph Evan Calio
	Title:	Chief Financial Officer

Dated: August 7, 2026

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